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                                                                   EXHIBIT 99.5
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                                               SPINNAKER(R) VARIABLE ANNUITY
                                              SPINNAKER(R)PLUS VARIABLE ANNUITY                       SAFECO Life Insurance Company
     [GRAPHIC                            INDIVIDUAL DEFERRED VARIABLE ANNUITIES                       5069 154th Place NE
OMITTED][GRAPHIC OMITTED]                                                                             Redmond, WA 98052-9669
                                                                                                      Telephone 1-877-472-3326
                                                                                                      TTY/TDD 1-800-833-6388
                                      MINIMUM INITIAL PURCHASE PAYMENT AMOUNTS
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  // SPINNAKER (FLEXIBLE PREMIUM)                                             //SPINNAKER PLUS (MODIFIED SINGLE PREMIUM)
     Qualified - $30                                                            Qualified & Non-Qualified - $50,000
     Non-Qualified - $2,000 ($100 under Systematic Investing)

     //SPINNAKER SELECT PROGRAM
       Qualified & Non-Qualified - $10,000
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1. OWNER
   INFORMATION       Name__________________________________________________________________________________________________________
                                           First                       Middle                           Last

                     Mailing Address_______________________________________________________________________________________________
                                             Street                         City                      State        Zip Code

                     Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth______________________
                                                                                                                 Mo.   Day  Yr.

   JOINT OWNER       Name__________________________________________________________________________________________________________
   (Non-Qualified                      First                       Middle                           Last
    Only)
                     Mailing Address_______________________________________________________________________________________________
                                           Street                         City                      State        Zip Code

                     Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth______________________
                                                                                                                 Mo.   Day  Yr.
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2. ANNUITANT
   INFORMATION       Name__________________________________________________________________________     // Male         // Female
                                  First              Middle                    Last
   (Non-Qualified
    Only)            Mailing Address_______________________________________________________________________________________________
                                           Street                         City                      State        Zip Code

                     Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth______________________
                                                                                                              Mo.   Day  Yr.

   JOINT ANNUITANT   Name__________________________________________________________________________     // Male         // Female
                                 First              Middle                    Last
   (Non-Qualified
    Only)            Mailing Address_______________________________________________________________________________________________
                                           Street                         City                      State        Zip Code

                     Telephone (_____)________________________ Soc. Sec. #_____________________ Date of Birth______________________
                                                                                                                Mo.   Day  Yr.
                                  IF NO ANNUITANT IS SPECIFIED, THE OWNER WILL BE THE ANNUITANT.
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3. TYPE OF ANNUITY    // TSA        //  DEFERRAL TSA           // TRANSFER FROM ANOTHER TSA
                                                                    // Transfer TSA was an Annuity under IRC 403(b)

                      // IRA        //  INDIVIDUAL RETIREMENT ANNUITY (IRA)
                                        // Contribution for calendar year _________ to a  // Regular IRA or  // Roth IRA
                                        // Rollover* from a   // Regular IRA or       // Roth IRA
                                        // Transfer* from a   // Regular IRA or       // Roth IRA
                                        The taxable year for which I first made a Roth IRA contribution was __________.
                                        // Convert my Regular IRA by rollover or transfer to a Roth IRA.
                                        // Rollover* from a Qualified Retirement Plan or TSA

                                    //  SIMPLIFIED EMPLOYEE PENSION (SEP) IRA PLAN
                                        // Salary Reduction (SARSEP).  Only available if plan established prior to 1997.

                                    //  SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE) IRA
                                        // Rollover* from a SIMPLE IRA          Original date of SIMPLE IRA ____/____/_____

                      // NON-QUALIFIED ANNUITY               // 1035 Exchange.*

                      * MUST COMPLETE FORM LP-1185, ROLLOVER, TRANSFER, AND/OR EXCHANGE REQUEST.
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                               (R) A registered trademark of SAFECO Corporation
LPC-1089 3/99                (R) Spinnaker is a registered trademark of SAFECO
                                 Life Insurance Company



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4. BENEFICIARY
                       PRIMARY:  Name     ______________________________________________________________   Percentage____________%
   (Please attach a                          First                 Middle                Last
   signed and dated    Mailing Address___________________________________________________________________________________________
   listing of any                            Street                         City                      State        Zip Code
   additional names.)  Soc. Sec. #______________________________ Date of Birth______________________     //Male        //Female
                                                                                     Mo.    Day   Yr.
                       Relationship to Owner_____________________________________________________________________________________

                       CONSENT OF SPOUSE REQUIRED FOR ERISA PLAN PARTICIPANT NAMING A NON-SPOUSE PRIMARY BENEFICIARY: I consent to the above designation of Beneficiary. I understand that if anyone other than me is designated as Primary
                       Beneficiary on this form, I am waiving my right to receive benefits under the plan when my spouse dies.

                       Signature of Spouse________________________________________________________________   Date _______________
                                                                                                                  Mo.   Day  Yr.
                       // I am not married.

                       // PRIMARY
                       // CONTINGENT:  Name____________________________________________________________   Percentage____________%
                                               First                Middle                Last
                       Mailing Address___________________________________________________________________________________________
                                              Street                         City                      State        Zip Code
                       Soc. Sec. #______________________________  Date of Birth_______________________      //Male        //Female
                                                                                  Mo.    Day     Yr.
                       Relationship to Owner______________________________________________________________________________________
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5. INVESTMENT
   INSTRUCTIONS        ____%    SAFECO RST Bond                               ____%    Federated High Income Bond Fund II

   Choose one or more  ____%    SAFECO RST Equity                             ____%    Federated Utility Fund II
   of the following.
   Whole percentages   ____%    SAFECO RST Growth Opportunities               ____%    Fidelity VIP Growth
   only.
                       ____%    SAFECO RST Money Market                       ____%    Fidelity VIP III Growth & Income
   TOTAL OF ALL
   PERCENTAGES MUST    ____%    SAFECO RST Northwest                          ____%    Fidelity VIP III Growth Opportunities
   EQUAL 100%.
                       ____%    SAFECO RST Small Company Value                ____%    Franklin Small Cap Fund - Class 2

                       ____%    AIM V.I. Aggressive Growth                    ____%    Franklin U.S. Government Fund -  Class 2

                       ____%    AIM V.I. Growth                               ____%    INVESCO VIF-Real Estate Opportunity Fund

                       ____%    American Century VP Balanced                  ____%    J.P. Morgan U.S. Disciplined Equity

                       ____%    American Century VP International             ____%    Scudder VLIF Balanced

                       ____%    Dreyfus VIF Appreciation                      ____%    Scudder VLIF International

                       ____%    Dreyfus IP MidCap Stock                       ____%    Templeton Developing Markets Securities
                                                                                           Fund - Class 2
                       ____%    Dreyfus VIF Quality Bond
                                                                              ____%    SAFECO Life Fixed Account
                       ____%    Dreyfus Socially Responsible Growth Fund,
                                    Inc.

                       ____%    Dreyfus IP Technology Growth

                       Purchase Payments to the SAFECO Life Fixed Account will be allocated immediately upon receipt. Purchase
                       Payments to the variable Portfolios may be invested in the SAFECO RST Money Market Portfolio until the expiration of 15 days from the date the first Purchase Payment is received, and then will be invested according to your investment instructions.

                       If you selected the Spinnaker Select Program, 25% of each Purchase Payment must be allocated to the
                       Portfolios of your choice (other than the SAFECO RST Money Market Portfolio), or you must enroll in either
                       Dollar Cost Averaging or Interest Sweep (see Section 7 for additional details).
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6. SYSTEMATIC INVESTING // I would like to make regular Purchase Payments from my checking or savings account. I have completed
                           Form LPS-5318 and am sending it in with this application. (Not available for TSA or 457 Plans.)
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7. SCHEDULED TRANSFERS  // I have read the information in the Prospectus about the following scheduled transfers and would like to elect:
                         1. // DOLLAR COST AVERAGING: I elect to transfer $______ (minimum $50, except for Spinnaker
                                Select*) or _________% from the       _______________________________ Portfolio or
                            // Fixed Account  // monthly   // quarterly     to the Portfolios listed below.  * If selected as part
                               of the Spinnaker Select Program, monthly transfers must equal 1.33% of the value in the Fixed
                               Account as of the date the transfers begin and must continue for at least 36 months.

                         2. // APPRECIATION OR INTEREST SWEEP ($10,000 minimum account balance required): I elect to have the
                               // appreciation of the Money Market Portfolio OR // the interest earned on the Fixed Account
                               transferred   //monthly   //quarterly   //annually   to the portfolios listed below. Appreciation
                               or Interest Sweep cannot be used to transfer money to the Fixed Account or to the SAFECO RST Money
                               Market Portfolio. If Interest Sweep is selected as part of the Spinnaker Select Program, monthly transfers from the Fixed Account must continue for at least 36 months.

                         3. // PORTFOLIO REBALANCING ($10,000 minimum account balance required): I elect to rebalance my Portfolios
                               // quarterly      // semiannually      // annually.
                         ____%  SAFECO RST Bond                               ____%  Dreyfus IP Technology Growth
                         ____%  SAFECO RST Equity                             ____%  Federated High Income Bond Fund II
                         ____%  SAFECO RST Growth Opportunities               ____%  Federated Utility Fund II
                         ____%  SAFECO RST Money Market                       ____%  Fidelity VIP Growth
                         ____%  SAFECO RST Northwest                          ____%  Fidelity VIP III Growth & Income
                         ____%  SAFECO RST Small Company Value                ____%  Fidelity VIP III Growth Opportunities
                         ____%  AIM V.I. Aggressive Growth                    ____%  Franklin Small Cap Fund - Class 2
                         ____%  AIM V.I. Growth                               ____%  Franklin U.S. Government Fund - Class 2
                         ____%  American Century VP Balanced                  ____%  INVESCO VIF-Real Estate Opportunity Fund
                         ____%  American Century VP International             ____%  J.P. Morgan U.S. Disciplined Equity
                         ____%  Dreyfus VIF Appreciation                      ____%  Scudder VLIF Balanced
                         ____%  Dreyfus IP MidCap Stock                       ____%  Scudder VLIF International
                         ____%  Dreyfus VIF Quality Bond                      ____%  Templeton Developing Markets Securities
                         ____%  Dreyfus Socially Responsible Growth Fund,            Fund - Class 2
                                Inc.
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8. TELEPHONE TRANSFER    I, ___________________________________________ , hereby authorize SAFECO Life Insurance Company (SAFECO)
   AUTHORIZATION         to accept and act on telephone instructions from me or any person(s) listed below regarding the transfer of funds between, or change in the percentage of my allocations among, portfolios of my variable annuity contract. This authorization will remain in effect until SAFECO receives written revocation from me.

                         SAFECO will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. SAFECO reserves the right to refuse telephone instructions from any caller when unable to confirm to SAFECO's satisfaction that the caller is authorized to give those instructions.

                         To transfer by telephone, call SAFECO at 1-877-4SAFECO (472-3326). All telephone transfer calls will be recorded. You or your authorized third party will be required to provide the identification information listed below. Written confirmation of transfer transaction(s) will be mailed to you.

                         Unless otherwise indicated, this form does not permit anyone else to exercise discretionary authority to effect transactions on my behalf without obtaining my prior authorization. If you are unsure if you have this authority, please consult your broker/dealer.

                         _________________________________________________________________________________
                         PRINT OR TYPE FULL NAME OF AUTHORIZED THIRD PARTY

                         IDENTIFICATION INFORMATION:
                         My mother's maiden name is:__________________________________________   Account #_________________________
                                                                                                                 (if available)
                         _____________________________________________________________________   __________________________________
                         Signature of Owner/Participant                                          Date
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9. TSA INFORMATION       Employer Name ____________________________________________________________________________________________

                         Address___________________________________________________________________________________________________
                                          Street                           City                  State            Zip Code
                         Please verify that the TSA Plan Information Sheet is on file with the SAFECO Life Home Office. This application cannot be processed without verification of Employer's eligibility to sponsor a 403(b) Plan.

                         PLANS COVERED BY ERISA:
                         This employee has satisfied all eligibility requirements to receive contributions under our plan.
                         Furthermore, Joint & Survivor Annuity option disclaimers (if required by plan) are on file with the Plan Administrator.

                         _____________________________________________________________________   __________________________________
                         Plan Administrator Signature                                                         Date
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10. STATEMENT OF         HAVE YOU RECEIVED A CURRENT PROSPECTUS?                          // YES          // NO
    OWNER(S)
                         Will the annuity applied for here replace any annuity or life insurance from this or any other company?

                         // Yes    // No    If yes, give policy number and full company name:       Policy #:______________________

                         Company Name:_____________________________________________________________________________________________

                         FRAUD WARNING: Any person who knowingly and with intent to defraud any insurance company or other person files an application of insurance containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

                         I declare that the statements and answers on this application are full, complete, and true, to the best of my knowledge and belief, and shall form a part of the annuity contract issued hereon. I understand and agree that any fees or taxes will be deducted from my Contract Value or Purchase Payment, as applicable.

                         I UNDERSTAND THAT VARIABLE BENEFITS AND CONTRACT VALUES ARE BASED ON INVESTMENT PERFORMANCE OF THE
                         SEPARATE ACCOUNT AND CANNOT BE PREDICTED OR GUARANTEED AS TO DOLLAR AMOUNTS. Variable annuity contracts should be purchased for long-term retirement purposes.

                         ___________________________________________________________     __________________________________________
                         Signature of Owner                                              Signed in City, State

                         ___________________________________________________________     __________________________________________
                         Signature of Joint Owner (if applicable)                        Date
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11. REGISTERED           To the best of my knowledge, the annuity applied for here     // DOES     // DOES NOT    replace any life
    REPRESENTATIVE       insurance or annuity in this or any other company.  If it does, I have attached the required replacement
    INFORMATION          forms.

    MAIL CONTRACT TO:    Explanation of how this Contract serves the Owner's needs:  ______________________________
    // client            ______________________________________________________________________________
    // registered
    representative's     ______________________________________________________________________________
    office


                         I hereby certify that I witnessed the signature(s) above and that the answers to the questions above are true to the best of my knowledge and belief.

                         ___________________________________________________________     __________________________________________
                         Registered Representative's Name                                Stat #                               %

                         ___________________________________________________________     __________________________________________
                         Registered Representative's Name                                Stat #                               %

                         ___________________________________________________________     __________________________________________
                         Agency                                                          State/Location ID #

                         ___________________________________________________________     (            )____________________________
                         Registered Representative's Signature                           Telephone Number
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